GLOBAL X FUNDS
Global X MSCI Pakistan ETF (the “Fund”)

Supplement dated April 20, 2015, to the Statement of
Additional Information (“SAI”) dated March 1, 2015.

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Effective immediately, the purchase transaction and redemption transaction fees with respect to the Fund are being increased from $2,730 to $3,800. Accordingly, all references to a purchase transaction or redemption transaction fee of $2,730 in the SAI are hereby deleted and replaced with $3,800.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE